SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]   Preliminary Information Statement
[   ]    Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X]     Definitive Information Statement

ROLFE ENTERPRISES, INC.
(Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[   ]    No fee required
[   ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1. Title of each class of securities to which transaction applies: __________________________________

2. Aggregate number of securities to which transaction applies: _____________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________

4. Proposed maximum aggregate value of transaction: _______________________________________________________

5. Total fee paid: _________________________________________________________

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount previously paid: _________________________________________________________________

2. Form, Schedule or Registration Statement No.: _________________________________________________________________

3. Filing Party: _________________________________________________________________

4. Date Filed: _________________________________________________________________

ROLFE ENTERPRISES, INC.
3229 Wentwood Drive, Suite 200
Dallas, Texas 75225

NOTICE OF ACTION TO BE TAKEN BY CONSENT

OF SHAREHOLDERS

March 22, 2004

Dear Shareholder:

On March 10, 2004 the Board of Directors of Rolfe Enterprises, Inc., a Florida corporation (the "Company"), adopted a resolution: (i) approving and consenting to the adoption of a Merger Agreement and Plan of Reorganization (the "Plan"), whereby the Company will be merged with and into (the "Merger") BidGive International, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("BGI"), with BGI surviving the Merger; and (ii) recommending approval of the Merger and the Plan by the shareholders of the Company. The purpose of the Merger is to convert the Company from a Florida corporation to a Delaware corporation and to change its name to "BidGive International, Inc." Pursuant to the Plan, each outstanding share of the Company's common stock, par value $0.001 (the "Rolfe Common Stock"), as of the effective time of the Merger will be converted into one share of common stock, $0.001 par value, of BGI (the "BGI Common Stock"), and BGI has agreed to assume the payment of all liabilities of the Company. A copy of the Plan is attached as an exhibit to this Information Statement.

Holders of a majority of the issued and outstanding Rolfe Common Stock intend to approve the Merger and the Plan through action taken by consent and without a meeting, as authorized by Section 607.0704 of the Florida Business Corporation Act. The Merger is intended to become effective on or about April 12, 2004.

A copy of the certificate of incorporation and the bylaws of BGI, which will govern the rights of shareholders after the Merger, are attached as exhibits to this Information Statement.

We are not asking you for a proxy, nor are we asking you to respond to this notice in any other way. The purpose of this notice is only to provide you with information regarding the actions that have been proposed.

Sincerely,

James P. Walker, Jr.
President and CEO
Rolfe Enterprises, Inc.
3229 Wentwood Drive, Suite 200
Dallas, Texas 75225

INFORMATION STATEMENT

ACTION TO BE TAKEN BY CONSENT OF SHAREHOLDERS

OF

ROLFE ENTERPRISES, INC.

March 22, 2004

This Information Statement is furnished to the holders of common stock, par value $0.001 (the "Rolfe Common Stock"), of Rolfe Enterprises, Inc., (the "Company") on behalf of the Company in connection with the adoption of a Merger Agreement and Plan of Reorganization (the "Plan"), whereby the Company will merge with and into (the "Merger") BidGive International, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("BGI"), with BGI surviving the Merger. The purpose of the Merger is to convert the Company from a Florida corporation to a Delaware corporation and to change its name to "BidGive International, Inc." Pursuant to the Plan, each outstanding share of Rolfe Common Stock as of the effective time of the Merger (the "Effective Time") will be converted into one share of common stock, $0.001 par value, of BGI (the "BGI Common Stock"), and BGI has agreed to assume the payment of all liabilities of the Company. Such actions have been recommended by the Company's Board of Directors and will be approved by holders of a majority of the issued and outstanding Rolfe Common Stock entitled to vote to approve the Merger (the "Majority Shareholders") pursuant to and in accordance with the provisions of Section 607.0704 of the Florida Business Corporation Act. The Effective Time is intended to occur on or about April 12, 2004.

THE PURPOSE OF THIS INFORMATION STATEMENT IS TO PROVIDE YOU WITH NOTICE OF THE ACTIONS THAT HAVE BEEN PROPOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SUMMARY OF TERMS OF THE MERGER

The following bullet points set forth the principal terms of the proposed merger, as described in more particular detail beginning on page 3 of this Information Statement:

o          The Company will be merged with and into BGI, a newly-formed and wholly-owned subsidiary of the Company, with BGI surviving the proposed merger.

o        The purpose of the proposed merger is to convert the Company from a Florida corporation to a Delaware corporation and to change its name to "BidGive International, Inc."

o         Each outstanding share of Rolfe Common Stock as of the effective time of the proposed merger will be converted into one share of BGI Common Stock.

o        BGI has agreed to assume the payment of all liabilities of the Company.

o        The effective time of the proposed merger is intended to occur on or about April 12, 2004.

RECORD DATE

The Company has set March 22, 2004 (the "Record Date"), as the record date for purposes of determining the shareholders of record who are entitled to receive notice of the actions to be taken without a shareholders' meeting. As of the Record Date, there were 6,257,780 shares of Rolfe Common Stock issued and outstanding, and each share of Rolfe Common Stock is entitled to one vote on all matters properly submitted to the Company's shareholders for their vote.

MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Under the terms of the Plan, the Company will merge with and into BGI, a newly-formed and wholly-owned subsidiary of the Company. Only the security holders of the Company are voting to approve the Merger.

Contact Information.

The name, complete mailing address and telephone number of the principal executive offices of the Company are:

Rolfe Enterprises, Inc.
3229 Wentwood Drive, Suite 200
Dallas, Texas 75225
(214) 691-7880

The name, complete mailing address and telephone number of the principal executive offices of BGI are:

BidGive International, Inc.
3229 Wentwood Drive, Suite 200
Dallas, Texas 75225
(214) 691-7880

Business of the Company and BGI.

The Company's business is the marketing and sale of discount retail, dining and travel certificates and discount local and long distance telephone service, where a portion of the net proceeds from every purchase is donated to the not-for-profit of the purchaser's choice. For example, a purchaser could buy one of the Company's $50.00 retail or dining certificates for the price of $35.00 with a portion of the proceeds going to the purchaser's charity of choice. The certificate is from a local or national merchant or fine restaurant that does not ordinarily give discounts, but does so with the Company because the charitable support element makes them good corporate citizens as well as increases traffic to their establishment. The purchaser gets a good deal and supports a good cause, the charity receives proceeds that they would not otherwise receive and for little cost or effort on their part, and the vendors receive advertising exposure and increased sales and traffic to their establishments while being good citizens and without having to choose just one charitable cause which some percentage of their customers might choose not to support.

BGI is a newly-formed and wholly-owned subsidiary of the Company, and prior to the Merger has conducted no business activities. After the completion of the Merger, BGI will continue the business activities of the Company.

Description of the Proposed Merger.

On March 10, 2004, the Company entered into the Plan with BGI. Under the terms of the Plan, the Company will merge with and into BGI, a newly-formed and wholly-owned subsidiary of the Company, and as consideration for completion of the Merger, each outstanding share of Rolfe Common Stock as of the Effective Time will be converted into one share of BGI Common Stock. The purpose of the merger is to convert the Company from a Florida corporation to a Delaware corporation and to change its name to "BidGive International, Inc."

Adoption of the Merger and the Plan requires the approval of the Company's shareholders holding not less than a majority of the Rolfe Common Stock. As of the Record Date, there were 6,257,780 shares of Rolfe Common Stock issued and outstanding, and each share of Rolfe Common Stock is entitled to one vote on all matters properly submitted to the Company's shareholders for their vote. Rather than calling a meeting of its shareholders to vote on approval of the Merger and the Plan, the Company will obtain approval of the proposed actions from the Majority Shareholders by written consent in lieu of a meeting.

In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, the actions recommended by the Company's Board of Directors and to be approved by written consent of the Majority Shareholders will take effect no earlier than 20 calendar days after the date on which this Information Statement is sent or given to all persons who were holders of record of the issued and outstanding Rolfe Common Stock on the Record Date. The holders of Rolfe Common Stock will have no rights of appraisal or similar rights of dissenters with respect to the Merger.

A copy of the Plan is attached as an exhibit to this Information Statement.

Description of BGI Common Stock.

The rights of holders of shares of BGI Common Stock will be substantially similar to the rights of holders of shares of Rolfe Common Stock, except that holders of shares of BGI Common Stock have no preemptive rights.

BGI's certificate of incorporation authorizes the issuance of 20,000,000 shares of BGI Common Stock, of which 1,000 shares are issued and outstanding as of the Record Date, and 10,000,000 shares of preferred stock, par value $0.001 (the "BGI Preferred Stock"), of which no shares are issued and outstanding as of the Record Date. The 1,000 shares of BGI Common Stock that are currently outstanding were issued to the Company, which is the parent company of BGI. After completion of the Merger and the conversion of the shares of Rolfe Common Stock into BGI Common Stock, the 1,000 shares of BGI Common Stock currently held by the Company will be returned to BGI's treasury, and BGI will have a total of 6,257,780 shares of BGI Common Stock issued and outstanding and no shares of BGI Preferred Stock issued and outstanding. Each record holder of shares of BGI Common Stock will be entitled to one vote for each share held on all matters properly submitted to BGI's stockholders for their vote. BGI's certificate of incorporation does not permit cumulative voting for the election of directors.

Holders of outstanding shares of BGI Common Stock are entitled to such dividends as may be declared from time to time by the Board of Directors out of legally available funds; and, in the event of liquidation, dissolution or winding up of BGI's affairs, holders are entitled to receive, ratably, BGI's net assets as permitted under the Delaware General Corporation Law. Holders of outstanding shares of BGI Common Stock have no conversion, redemptive, or preemptive rights.

A copy of the certificate of incorporation and the bylaws of BGI, which will govern the rights of shareholders after the Merger, are attached as exhibits to this Information Statement.

Regulatory Approval.

There are no federal or state regulatory requirements that must be complied with or under which approval must be obtained in connection with the Merger.

Past Contracts, Transactions, Negotiations and Agreements and Additional Information.

The Company formed BGI as a wholly-owned subsidiary in February 2004 and owns 100% of the shares of issued and outstanding BGI Common Stock. Other than as contemplated by the transactions described in this Information Statement, and the formation of BGI by the Company, there have been no negotiations, transactions or material contacts between BGI or the Company and their affiliates concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of the Company's securities, election of the Company's directors, or sale or other transfer of a material amount of assets of the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple shareholders of the Company who share an address unless the Company has received contrary instructions from one or more of such shareholders. The Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement was delivered if such shareholder notifies the Company that he or she wishes to receive a separate copy by contacting the Company at either (214) 691-7880 or 3229 Wentwood Drive, Suite 200, Dallas, Texas 75225. A shareholder may direct a notification to the phone number or mailing address above if he or she wishes to receive a separate annual report, proxy statement or information statement, as applicable, in the future. Shareholders sharing an address may also request delivery of a single copy of annual reports, proxy statements or information statements if they are currently receiving multiple copies of such reports or statements by contacting the Company at the phone number or mailing address above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 10, 2004, certain information with respect to the Rolfe Common Stock beneficially owned by (i) each Director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the Rolfe Common Stock; and (iii) all Directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

James P. Walker, Jr., President, CEO, Secretary and Director (1) 3229 Wentwood Drive, Suite 200 Dallas, Texas 75225	1,470,625	23.5%
Michael Jacobson, Chairman of the Board and Vice President (1) 3229 Wentwood Drive, Suite 200 Dallas, Texas 75225	1,470,625	23.5%
Ronald D. Gardner, Director (1) 3229 Wentwood Drive, Suite 200 Dallas, Texas 75225	588,250	9.4%
Thomas Richardson, CFO, Treasurer and Director (1) 3229 Wentwood Drive, Suite 200 Dallas, Texas 75225	70,800	1.1%
Mark S. Gardner, Director (1) 3229 Wentwood Drive, Suite 200 Dallas, Texas 75225	21,240	0.3%
Robert Schneiderman 843 Persimmon Lane Langhorne, PA 19047	367,656	5.9%

Mid-Continental Securities Corp. 5150 Tamiami Trail N., Ste. 202, Naples, Florida 34103	365,100	5.8%
Frank Pioppi (2) 4 Cliff Avenue Winthrop, MA 02152	388,700	6.2%
All Directors and executive officers (5 persons)	3,621,540	57.9%

______________________________

(1) The person listed is an executive officer and/or director of the Company.
(2) Includes the 365,100 shares of Common Stock owned by Mid-Continental Securities Corp. Frank Pioppi is the Chairman of Mid-Continental Securities Corp., and is deemed by that company to be the beneficial owner of 100% of Mid-Continental's shares in the Company.

INDEX TO EXHIBITS

3.1         Certificate of Incorporation of BidGive International, Inc. (Incorporated by reference from Preliminary 14C filed with the Securities and Exchange Commission on March 12, 2004.)

3.2        Bylaws of BidGive International, Inc. (Incorporated by reference from Preliminary 14C filed with the Securities and Exchange Commission on March 12, 2004.)

10.1        Merger Agreement and Plan of Reorganization, by and between Rolfe Enterprises, Inc. and BidGive International, Inc., dated March 10, 2004. (Incorporated by reference from Preliminary 14C filed with the Securities and Exchange Commission on March 12, 2004.)